                                                                   EXHIBIT 10.27

Registration No. 11-56-755 of 1990
                 -----------------
Nominal Capital Rs. 200,00,000/.
                    ------------
Filing Fee Rs. 120/-
               -----

                                   Form No. 8

                    created by a company registered in India
Particulars of charges subject to which property has been acquired by company registered in India
                                 modification of charge
                       (Pursuant to Section 125/127/135)


Name of the company Information Management Resources (India) Ltd.
                    ---------------------------------------------

Presented by Information Management Resources (India) Ltd.
             ---------------------------------------------

1.  Date and description of the instruments created the charge.
        [Handwritten insert: Agreement / Deed of Hypothecation re: machinery of 12-10-1995]

2. Amount secured by the charge/Amount owing on security of the charge. [Handwritten insert: Rs. 200.00 lakhs (Rupees two hundred Lakhs only)]

3. Short particulars of the property charged. If the property acquired subject to charge the date of acquisition of property should be given.
        [Handwritten insert: 1)  Hypothecation of Export Receivable
        2) Hypothecation of all fixed assets belonging to the company with W.V. of Rs. 702.57 as on 31-3-95.]

4. Gist of the terms and conditions and extent and operation of the charge. [Handwritten insert: 1) Interest @ 7-57 / 13 / on Bills. Discounted.
        2)  No Margin.]

5.  Name and addresses and description of the persons entitled to the charge.

6.  Date and brief description instrument modifying the charge.

7. Particulars of modifications specifying the terms and conditions or the extent or operation of the charge in which modification is made, and the details of the modification.

                                [Stamp w/handwritten information:Registered on
                        31/10/95 at S. No. 84
                                        signed: /s/                   ]
                                                   -------------------
                                        AROC/Addl Rec.

Dated the 19th day of October 1995
          ----        -------   --
                                        FOR INFORMATION MANAGEMENT
                                                RESOURCES (INDIA) LTD.
Signature  /s/                        Signature      /s/
           -----------------------             --------------------------------
                                                COMPANY SECRETARY &
                                                DY., GEN. MANAGER FINANCE

Name  /s/ K.S. HEADE             Name  /s/ JANAK C. PANDYA
      --------------                   -------------------
      (IN BLOCK LETTERS)                 (IN BLOCK LETTERS)

Designation   Manager           Designation  /s/Company Secretary &
                                             ----------------------
                                                   D.A.M. - Finance

Registration No. 11-56755 of 1990        THE COMPANIES ACT, 1956
                 ----------------

Nominal Capital Rs. 200.00.000/-
                    ------------

Filing Fee Rs. 20/-

                                  Form No. 13

                              REGISTER OF CHARGES
                   (Pursuant to Section 130, 135, 137 & 138)


                                 created by a company registered in India
Particular of Charges(s) -------------------------------------------------------
                                 subject to which property has been acquired by a company registered in India.

Name of the company  M/S Information Management Resources (India) Ltd.
                     -------------------------------------------------

Presented by M/S Information Management Resources (India) Ltd.
             -------------------------------------------------

                                 created
Particulars of charge(s)
                        --------------------------------------------------------
                                subject to which property has been acquired.

- --------------------------------------------------------------------------------
A company registered in India

- --------------------------------------------------------------------------------

PARTICULARS OF CHARGE UNDER SECTION 125

1.  Date and description of the instruments creating the charge.
        [Handwritten information: 12/10-1995.
        Deed of Hypothecation re: Machinery]

2. Amount secured by the charge/Amount owning on security of the charge. [Handwritten information: Rs. 200.00.000/-
        (Rupees Two hundred Lakhs)]

3. Short particular of property charged. If the property acquired is/or subject to charge, date of acquisition of property should be given.

        [Handwritten information: 1) Hypothecation of Export Receivable
        2) Hypothecation of all the fixed assets belonging to the company with W.D.V. of Rs. 702.57 lakhs as of 31/3/95]

4.  Gist of the terms and conditions and extent and operation of the charge.

        [Handwritten information: 1)  Interest @ 751./13; on Bills Discounted.
        2)  No margin]

5.  Name and addresses and description of the persons

PARTICULARS REGARDING CREATED OF CHANGE IN CASE OF SERIES OF DEBENTURES UNDER
SECTION 128/129

                                                         Date    Amount    Total
6.  Date and amount of each series of debentures

7.  Date and amount of the present issue of series

8. Dates of resolution authorising the issue of the series

9. Date of the covering deed (if any) by which the security is created or defined: or if there is no such deed, the first execution of any debenture of the series

10. Names and addresses of the trustees (if any) for the debenture holders

11.  Date of registration of the series

12. Particulars as to the amount or rate percent of the commission, allowances or discount (if any) paid,or made either directly or indirectly by the company to any person in consideration of subscribing or agreeing to subscribe, whether absolutely or conditionally or procuring or agreeing to procure subscription whether absolute or conditional, for any of the debentures included in this return

PARTICULARS OF MODIFICATION OF CHARGE UNDER SECTION 135

13. Date and brief description instrument modifying the charge

14. Particulars of modifications already registered/filed in the office of the Registrar of Companies

15. Particulars of modifications specifying the terms and conditions or the extent or operation of the charge in which modification is made, and the details of the modification.

        APPOINTMENT OF RECEIVER UNDER SECTION 137

16.     (a)  Name, Address and Date of appointment of receiver

        (b)  Date on which the received ceased to act

MEMORANDUM OF COMPLETE SATISFACTION OF CHARGE UNDER
                   SECTION 137

17.     (a)  Date of creation of original and amount secured

        (b) Date of registration/date of filing of the particulars with the Registrar of Companies

        (c) Date of filing of the memorandum of satisfaction/date of entry of satisfaction

Dated the 19th day of October 1995

FOR CANARA BANK                       FOR INFORMATION MANAGEMENT
                                                         RESOURCES (INDIA) LTD.
Signature   /s/                              Signature  /s/
         -------------------------                    -------------------------
                                                      COMPANY SECRETARY &
                                                      DY. GEN. MANAGER FINANCE

NAME  /s/ K.S. HEADE                          NAME  /s/ JANAK C. PANDYA
         -----------                                -------------------
     (IN BLOCK LETTERS)                      (IN BLOCK LETTERS)

Designation   Manager                 Designation  /s/
              -------                              ------------------------
                                                        Company Secretary &
                                                        D.G.M. - Finance
                                   (FOR OFFICE OF REGISTRAR OF COMPANIES ONLY)

18.  Date of Registration

19.  Serial No. of the document in file
                                 [Stamp: Registered on 31/10-95
                                                       --------
                                 at S. No. 85
                                          ---
                                    /s/
                                 --------------------------------
                                 AROC/Addl Rec.
                                 SIGNATURE OF REGISTRAR OF COMPANIES

                               [50 Rupees Paper]

        [Handwritten Information: Deed of Hypothecation re:  Machinery]

[This Agreement made on this 12th day of October One thousand Nine hundred and Ninety five (12-10-1995) by M/S Information Management Resources (India) Ltd., 116/SDF IV, \SEEP2 Andheri (East) Bombay - 400 096 hereinafter termed the borrower]

                                 [signature  block - unreadable]

Certified True Copy

For Information Management
Resources (India) Ltd.

/s/                                                       FOR CANARA BANK
- -----------------------
_____________ Secretary                                      /s/
                                                          ---------------------
                                                          Senior Manager
                                                          Overseas Branch
                                                          M.G. Road, BANGALORE-1

          Deed of Hypothecation re: Machinery         STAMP


This Agreement executed on this 12th day of October One Thousand Nine Hundred
                                --------------------
and Ninety Five (12-10-1995)
    ------------------------
By Shri/Smt __________________________________________________________________
son/wife of ___________________________________________________________________

aged __________________ years, residing at_____________________________________
_______________________________________ _________________________ carrying on business as proprietor/lx in the name and style of
M/s. [Information Management Resources (India) Limited ]
     ---------------------------------------------------
a partnership firm/s company incorporated under Companies Act, 1956 , having his/her/its place of business/Registered Office at [Handwritten: 116 SDF IV
                                                                 ----------
SEEP2 Andheri (East) Bombay 400 096 ] hereinafter called the "Borrower"
- -------------------------------------
(which expression shall wherever the context so requires or admits, be deemed to include his heirs, executors, administrators, successors in title, assigns, attorneys, partners from time to time survivor/s of them and their successors in interest, successors and assigns) in favour of CANARA BANK, a body corporate, constituted under the Bank Companies (Acquisition & Transfer of Undertakings) Act, 1970, with their Head Office at 112, J.C. Road, Bangalore - 560002, and having among others, a branch office at Overseas Branch,
                                        ----------------
Bangalore hereinafter called the  "BANK", (which term wherever the context so
- ---------
requires or admits shall be deemed to include their assigns, attorneys and successors in title)


WHEREAS the Borrower is engaged in the business of  [Handwritten:  Software
                                                     ----------------------
Developments, imports, distribution of software products] and for the said
- ---------------------------------------------------------
purpose applied to the Bank for certain credit facilities and the Bank has sanctioned the facility by way of Term loan on conditions inter-alia, that the borrower shall secure repayment of the sums advanced by the Bank including Interest, Bank charges, costs, commission, etc., by Hypothecation of its machinery;


ACCORDINGLY THESE PRESENTS WITNESSETH AS FOLLOWS:

In consideration of the Bank sanctioning the Term Loan facility to the Borrower, the Borrower hereby hypothecates in favour of the Bank, all that plant, machinery, tools and accessories , already purchased and described in Schedule "A" hereto as also the machinery, etc. To be purchased hereafter particulars whereof will be furnished later and hereinafter referred to as 'Hypothecated Machinery' which are erected/to be erected/kept/to be kept or in transit for being erected at the premises in the occupation of the Borrower described in the Schedule 'B' hereto, as security for repayment to the Bank of a sum of [Handwritten: Rs. 200,00,000/2 (Rupas two ______] together with Interest, Bank
               -----------------------------------
charges, costs of recovery, commission, etc., as herein stipulated.


The Borrower hereby covenants with the Bank as follows:

The Borrower shall duly and punctually repay the amount advanced by the Bank of due dates indicated in Schedule 'C' hereunder, including - Interest, default/additional rate of Interest wherever applicable and Bank charges, Commission, etc., and which is hereby secured, as and when the same falls due for payment and in the event of the Bank calling up the advance and demanding payment of the entire amounts due to it forthwith, he shall duly comply with such demand.


2.  The Borrower shall pay Interest at [Handwritten:  7.5%/13 ]% per annum and
                                        -----------------------
such interest shall be calculated and charged on the balance in the account and be debited to the account and to be payable every quarter and if the Interest is not paid, the same shall become compounded with the principal balance outstanding in the account on such balance and on such successive balances the Borrower shall become liable to pay further interest from time to time provided that the Interest payable by the Borrower shall be subject to the changes in the Interest rates made by the Reserve Bank of India from time to time and intimated by the Bank to the Borrower. [Initials handwritten out to the left of the number "2"].


In the event of Borrower's default in payment of any one instalment or in regularising or in clearing the account as per terms agreed upon, the Borrower shall be liable to pay interest at overdue rate of 2% per annum above the rate of interest charged on the advance from the date of such default till regularising or clearing the account in full as the case may be.

3. The Borrower shall also pay the usual Bank charges, incidentals, commission, etc., as may be debited to the Borrower's account from time to time in accordance with the usages and practices of the Bank.

4. The Hypothecated Machinery shall also be a Continuing Security for repayment of the ultimate balance due to the Bank (including interest, Bank charges, etc.) even though the amount actually advanced by the Bank may have exceeded the sanctioned limit or the account may at some point of time be at credit by reason of the sums deposited by the Borrower or otherwise.

5. The Hypothecated Machinery shall also be the security to the Bank for monies due to it in this account and/or any other account as if this Hypothecation is created for repayment of those other monies also.

6. The title to the Hypothecated Machinery vests in the Borrower absolutely and that the same is good, marketable and free of any encumbrance. He shall also do all such acts, deeds and things necessary for more perfectly assuring his title to the Hypothecated Machinery and/or for effectively implementing the terms of this agreement.

7. That the Borrower will maintain at his cost the Hypothecated Machinery in good order and condition and serviced timely, replacing worn out parts. The Borrower will hold the same in trust for the Bank and be answerable to the Bank accordingly. [Initials handwritten out to the left of the number "7"].

8. That in the course of the use of the Hypothecated Machinery or otherwise, the Borrower will not do any act or suffer any omission whereby the value of the Hypothecated Machinery shall suffer or depreciate beyond the normal extent of wear and tear. The Borrower shall also take out and keep in force all permits and licenses required to be obtained in law from time to time for running the Hypothecated Machinery.

____________
 .    Mention normal rate and not IDBI/NABARD concessional rate.

[Handwritten initials at bottom of page]

The Borrower shall adequately insure the Hypothecated Machinery for the full market value against risk of fire, war, riots, civil commotion, strike, accident, risk, thefts and also for such other purposes as may be prescribed by any law for the time being in force and as required by the Bank and keep the policy always current by duly and punctually paying the premia from time to time and to assign the benefits in insurance policy thereof to the Bank. The Bank shall be entitled for all the benefits of all such policies. The Borrower hereby agrees and undertakes to do everything necessary to transfer and effectively vest in the Bank the benefits of all such policies. the Borrower further agrees to indemnify the Bank against loss by reason of damage to or destruction or loss of the Hypothecated Machinery from any cause whatsoever by reason of claim by third party in respect of the same.

The Bank is at liberty and is not bound to effect such insurance at the risk, responsibility and expenses of the Borrower with any Insurance Company only to the extent of the value of security as estimated by the Bank and that in the event of insuring the security, the Bank shall not be considered or - deemed to be responsible or liable for non-admission or rejection of the claim wholly or in part whether the claim is made by the Bank or by the Borrower. It is expressly undertaken by the Borrower that he shall himself/of his own accord take all steps like initiation of filing claims/furnishing necessary information to the Bank/Insurance Company without being informed of details of loss/damage for any reason whatsoever. In the event of rejection of claim either wholly or in part on account of loss/damage to the security, the Borrower shall be liable to repay to the Bank the entire outstanding liability without requiring the Bank to proceed in the first instance against the Insurance Company.

In the event of non-settlement of claim, the Bank may at its absolute discretion take action against Insurance Company without being under any obligation to do so or require the Borrower himself to take action, in which case the Borrower shall not be entitled to question the decision of the Bank. If the Bank does not lodge any claim under the policy within the time limit prescribed under such policy, the Bank shall not be liable to the Borrower for not filing any claim or suit for recovery of the insured amount against the Insurance Company or any other person.

10. That the Borrower will not remove the Hypothecated Machinery from the premises described in Schedule 'B' or alienate or encumber or otherwise part with possession of the same without the previous written consent of the Bank.

11. The Borrower shall duly and punctually pay all rents, rates and taxes and not lay the Hypothecated Machinery open to any attachments, distress by Court, Tax or other public authority and see that all those claims are duly satisfied and attachment/distress averted.

12. The Borrower shall permit the Bank, its officers servants and nominees to inspect the Factory, Office, Books of Accounts, Hypothecated Machinery and its condition to satisfy themselves that the security is not impaired or diminished in any manner.

13. The Borrower shall, in the event of the Bank exercising its right of seizure and sale of the Hypothecated Machinery under these presents, deliver up all the Hypothecated Machinery to the Bank and co-operate with the Bank in the matter of such seizure, removal of the Hypothecated Machinery elsewhere and sale thereof.

14. The Borrower shall furnish to the Bank periodically or as and when required by it, true statements of account showing the business sales, purchases, etc., as also particulars of its machinery, stock-in-trade and satisfy the Bank as to the correctness thereof.

15. Further in the matter of making payment towards this debt or acknowledging this debt or any part thereof as and when called upon by the Bank to do so for the specific purpose of saving limitation, the Borrowers authorise any one or more of them to act as agent on behalf of any one or more of them for the purpose of making payment to the loan account and giving acknowledgement of debt from time to time. Accordingly, the Borrowers declare that the payment or acknowledgement made or given by any one or more of them shall be binding on all of them jointly and/or severally and that any payment and/or acknowledgement so made or given by one or more of them shall save limitation against all of them jointly and/or severally for the purposes of law of limitation.

16. In the event of Bank applying for and availing of refinance from the Industrial Development Bank of India (IDBI)/NABARD in respect of the above advance it is further hereby agreed that:

   a) The Bank shall be at liberty to furnish to IDBI/NABARD any such information or report, whether received by the Bank from the Borrower or otherwise in the Bank's possession.

   b) Where the Bank avails refinance from IDBI/NABARD the rate of interest payable by the Borrower shall be in accordance with the terms of the scheme of IDBI/NABARD for the time being in force and such concessional rate shall be applicable only until relative refinance is reimbursed to IDBI/NABARD. In the event of delay/default in repayment of any installment by the Borrower to the Bank, Borrower shall be liable to pay interest and overdue interest as mentioned in para 2 above.

   c) The Borrower shall be bound by all such additional terms and conditions as may be stipulated by IDBI/NABARD including payment of Commitment charges in respect of the advance granted/agreed to be granted as aforesaid and the Borrower shall execute all necessary deeds, documents, etc., for giving effect to the terms and conditions stipulated by IDBI/NABARD when called upon by the Bank to execute the same provided, however, it shall not be obligatory on the part of the Bank to obtain any additional loan document or agreement containing the additional terms and conditions that may be stipulated by the IDBI/NABARD and the said additional terms and conditions shall be binding on the Borrower and be complied by him merely on being communicated to him by the Bank in writing and the said terms and conditions that may be stipulated by the IDBI/NABARD shall form part and parcel of this Agreement and shall be read as if the same had been incorporated herein.

   d) During the currency of refinance, IDBI/NABARD may inspect the units, factory, office and books of account, etc.


17. So long as the account remains in force or uncleared, the Bank shall have the right to demand all its discretion that this Agreement shall be renewed for a like amount or for such other amount as the Bank may deem fit; the execution of any document/s in this connection shall not be deemed to create a new or a distinct debt but the account shall be deemed to be the same and continuously one until it is declared closed by the Bank and shall carry with it the benefit of the security afforded by this agreement as well as every other security appurtaining thereto or available therefor.

18.  The Bank shall be entitled -

   a) to demand repayment of the amounts advanced by it and hereby secured punctually on the due dates of payment or on demand as the case may by:

   b) to demand, at its option, repayment of the entire loan amount in a lumpsum and forthwith in the event of the Borrower committing default to pay any one instalment or principal or interest on the due dates or committing any act or suffering any omission by which the security is impaired or likely to be impaired or in the event of the borrower committing reach of any of the terms, conditions, covenants hereof or for any other reason considered by the Bank to be sufficient to call up the entire advance.

   [Handwritten initials at the bottom of this page]

   And the Borrower shall comply with such demand.

   c) the Borrower hereby undertakes that he shall use the amount only for the purpose for which it is sanctioned and shall not use the amount or any part thereof for any purpose other than for which it is sanctioned. Further the Borrower agrees that if the Bank suspects or has reason to believe that the Borrower has violated or is violating this undertaking, the Bank may recall the loan amount or any part thereof at once notwithstanding anything to the contrary contained in this agreement or any other agreement.

   d) in the event of the Borrower failings or neglecting to comply with the said demand and to pay the amounts due by it to the Bank as aforesaid, the Bank is at liberty to enter upon the premises in which the Hypothecated machinery is kept or believed to be kept, seize and take possession thereof or otherwise cause it to be sold in public auction or by private treaty for recovery of the amounts due to it. The net sale proceeds of the Hypothecated machinery after defraying the expenses of seizure, storage, sale etc., shall be appropriated by the Bank towards protanto - satisfaction of the debt due to it as per these presents and any other debt owing by the Borrower to the Bank. The balance if any will be kept at the credit of the Borrower with the Bank and he shall be at liberty to draw the same. The account rendered by the Bank of the costs and expenses of seizure and shall be binding and conclusive upon the Borrower.

   e) to recover the amounts due from the Borrower personally or from any other security furnished by him or from his surety without having to take recourse against the Hypothecated Machinery. In case the Bank proceeds against the Hypothecated machinery and the sale proceeds thereof are insufficient to satisfy the whole of the amounts due to the bank, the Bank shall be entitled to recover such balance from the Borrower personally.


19. It is expressly agreed and declared by the borrower that in the event of the Borrower making a request to transfer the limits/outstanding liabilities to any other branch of the Bank for being availed and operated on the ground of convenience or for any other reason acceptable to the Bank and Bank agrees to transfer the limits and/or grants further limits as per records and documents separately to be obtained for such further limits by the concerned branch/es, the security created and to be created by way of hypothecation, pledge and equitable mortgage etc., as the case may be in favour of the branch in which the account/s is/are maintained shall be available to the Branch/es of the Bank to which such limits stand transferred for the repayment of the amounts now due and that may be due hereafter by the Borrower or by the Borrower jointly with others in any other account/s and the documents/records already created shall continue to be enforceable against the borrower in all respects and for all purposes and intents the said documents/records shall be taken as if they are executed by the Borrower in favour of the branch/es to which such limits stand transferred.

                                SCHEDULE "A"

                 DESCRIPTION OF THE HYPOTHECATED MACHINERY

    [Handwritten] All the fixed assets such as land, Building Plant & Machineries, Computers, Computer Software, Office Equipment, Furniture & Fixtures, Vehicles having w.d.v. of R. 702.5 _________ as on 31.3.95 belonging to the Company stored/installed at Bangalore and _____ Hypothecation of Export Receivables.

                                 SCHEDULE "B"

          PLACE OF STORAGE/INSTALLATION OF THE HYPOTHECATED MACHINERY

[Handwritten] No. 38/1, Naganathapiora, Singasandra Post Bangalore - 560 068.

                                 SCHEDULE "C"

                     DUE DATES OF REPAYMENT OF PRINCIPAL:

Original chart in document marked through by hand.

                               [100 Rupees Paper]

[Handwritten] This deed of Power of Attorney executed this 14th day of June, 1996 by M/S Information Management Resources (India) Ltd. No. 38/1, Naganathapura Village, Singasanbra, P.O. Box 6068 hereinafter called the Principal which Expression shall unless excluded by or repugnant to this context includes

                                       For Information Management
                                           Resources (I) Ltd.


                                                /s/
                                       ------------------------------
                                       [Authorised Signatories]

his/her legal heirs/successors, executors, administrators and assigns in favour of Canara Bank, a body corporate constituted under the banking companies (acquisition and transfer of under takings Act, 1970 and having its Head Office at No. 112, J.C. Road, Bangalore - 2, and having among other Branch office at overseas Branch No. 28, M.G. Road, Bangalore - 1 represented by / its attorney and proper officer at the said Branch hereinafter termed as "Bank" which expression shall, unless the context otherwise requires includes its successors and assigns WITNESSETH as follows:

This deed of power of Attorney is executed in favour of the Bank by the Principal to facilitate the bank:

          (a) to sell without any reference to the principal for proper and adequate consideration any part or whole of the goods exported;

          (b) to sell and convert into money any goods which belongs to the Principal;

          (c) and to do all such acts as are necessary and proper to realise the goods dispatched / exported by the Principal and represented through documents of title to goods which are lodged with the Bank for negotiation / collection of the same.

The Principal hereby irrevocably appoints the Bank to be the true and lawful attorney of the Principal in the name and for and on behalf of the Principal to do, execute, apply and perform the following acts, deeds and things viz.,

          1. To have the right to sell the Principal's goods exported or to be exported covered under the various Bills of Lading or other document of title to goods and such documents handed over to the Bank for collection or purchased by the Bank, and appropriate the same for all the moneys payable by the Principal as deemed necessary by the Bank.

                                 For Information Management
                                     Resources (I) Ltd.

                                          /S/
                                  ----------------------
                                 [Authorised Signatories]

          2. To negotiate on terms for and sell the goods so exported or to be exported to any purchaser or purchasers at such price with the Bank, in its absolute discretion thinks proper to agree upon and to enter into any agreement or agreements for such sale or sales with all such covenants, conditions, provisions and stipulations, as may, in the absolute discretion of the Bank be deemed necessary or expedient and/or to cancel and/or to repudiate the same.

          3. To receive from the purchaser/purchasers any earnest money and also the balance or purchase money and to give good, valid receipt and discharge for the same which will protect the purchaser or purchasers without seeing the application of the money.

          4. To apply for necessary permit/permission with the Exchange Control authorities or any other Governmental Agencies on behalf of Principal as required under provisions of law for the time being in force, at the time of such sale/disposal of the goods.

          5. The sale consideration when received from the Purchaser/purchasers, the Bank can make, execute, sign and deliver any conveyance or conveyances of the said goods at the expense of the principal in favour of the said purchaser/purchasers or his/her or their nominee or assignee.

          6. To sign and execute all other deeds, instruments and assurances which the Bank shall consider necessary and/or enter into such covenants as may be required for fully and effectively conveying the goods as the principal could do himself, if present.

          7. To have a right to rebook / the Principal's goods in the absolute discretion of the Bank, be deemed necessary / or expedient and/or to cancel and/or repudiate the same.

                                 For Information Management
                                     Resources (I) Ltd.


                                          /S/
                                  ----------------------
                                 [Authorised Signatories]

AND the Principal does hereby declare that all and every receipt, documents, deeds matters and things which shall by the Bank, be made, executed or done for the aforesaid purpose, by virtue of these presents shall be good, valid and effective to all intents and purposes whatsoever as if the same had been made, executed or done by the Principal in its own name and persons.

AND the principal hereby ratifies and agrees to ratify and confirm all the whatever other act/acts the Bank shall lawfully do, execute or perform or cause to be done, executed or performed in connection with the sale/disposal of the said goods under and by virtue of this deed notwithstanding any express power in that behalf is hereunder provided.

IN WITNESS WHEREOF the said Principal has hereunto signed this Deed on this day of June 14, 1996.

                                 For Information Management
                                     Resources (I) Ltd.


                                           /S/
                                  ----------------------
                                 [Authorised Signatories]

From:  Information Management Resources (India) Ltd.
       No. 38/1 Naganathapura Village
       Singasanadra Post
       Bangalore 560 068

To:    The Chief Manager
       Canara Bank
       Overseas Branch
       No. 28, M.G. Road
       Bangalore 560 001

Dear Sirs,

Sub:  Counter Indemnity Letter for Negotiation/Purchase/Discount of Bills

At my/our request you have agreed to negotiate/purchase/discount from time to time clean / documentary demand / usance bills of exchange drawn by me/us on my/our various customers and expressed either in foreign currencies or Indian Rupees and whether under firm contracts/letters of credit or otherwise (hereinafter for brevity sake collectively referred to as "the said bills")

                                 ___ in Printed Format
                                 ___ 1692 consisting of
                                 2 pages

                                 For Information Management
                                     Resources (I) Ltd.


                                          /S/
                                  ----------------------
                                 [Authorised Signatories]


From:
- ------------------
- ------------------
- ------------------

to:
CANARA BANK
- ------------------
- ------------------

Dear Sirs,

SUB:  COUNTER INDEMNITY LETTER FOR NEGOTIATION/PURCHASE DISCOUNT OF BILLS
      -------------------------------------------------------------------

In pursuance of the said agreement and in consideration of the premises I/We jointly and each severally hereby covenant with the Bank as follows:--

          (a) That I/we will at all times hereafter indemnify and keep indemnified the Bank against all losses, damages, action, costs, charges and expenses and disbursements (the legal costs being between the Attorney and client) whatsoever which the Bank may now or hereafter be liable to pay or incur or sustain as a result of or in consequences of the Bank having at our request agreed to negotiate/purchase/discount the said bills including any guarantees and/or indemnities given and to be given/together with interest at a rate to be determined by you from time to time at your absolute discretion and without any reference to me/us, any notice thereof is expressly dispensed by me/us, hereby, with whatever discrepancies whether noticed by you and/or by the Banks who had established letter of credit under which the documents were forwarded to you for negotiation/purchase/discount as aforesaid.

          (b) AND THAT on default in payment and/or nonacceptance of the bills by the respective drawees for whatever reason, I/we agree to pay and make good to the Bank on demand the amounts of such unpaid bills at the T.T. Selling rate as appropriate to the currency of the said bills applicable on the date of such repayment by me us together with costs, charges and expenses incurred by the Bank by reason of non-payment/non-acceptance (of the amount) of the said bills or breach or non-performance or non-observance of the obligations on the part of the drawees of the said bills and all amounts due under the guarantees and/or indemnities and for which purpose. I/We waive all rights to contest the amounts or nature of claims paid under such guarantees and/or indemnities.


                                                  [P.T.O.]
                                 For Information Management
                                     Resources (I) Ltd.


                                           /s/
                                  ----------------------
                                 [Authorised Signatories]


          (c) AND THAT if the said bills are not paid on their becoming due I/We
agree to pay to       overdue interest at the rate as may be stipulated by the
                -----
Bank from time to time and from       till the date of clearance of such
                                -----
amounts.

          (d) AND THAT I/We will deposit and keep deposited with the Bank on the
demand made by    such sums or securities as the bank may from time to time
               --
specify for the due fulfilment       obligations under this agreement and
                               -----
security so deposited with the Bank may be            the Bank after giving
                                           --- ------
us reasonable notice of sale and the said net sums or the
realisation        the securities may be appropriated by the Bank in or towards
           --------
satisfaction of my/our obligation and liability to the Bank.

          (e)  AND THAT I/We agree not to hold the Bank responsible or liable
for any loss or damage      I/We may suffer as a result of any act of omission
                       ----
or negligence on the part of any       correspondents or agents appointed by the
                                 -----
Bank for the purpose of collection of the said       otherwise howsoever.
                                               -----

I/We shall not be entitled to require you to wait till disputes, if any, are
decided by either parties        contract concluded or by a competent Court or
                          ------
Tribunal and any payments made to be made by     any person/s pending such
                                             ---
decisions shall always be deemed by me/us to have been rightful
carefully made.                                                -- -----

Place: Bangalore [Handwritten]
Date:  14-06-1996 [Handwritten]
                                                  For Information Management
                                                      Resources (I) Ltd.


                                                              /s/
                                                     ----------------------
                                                    [Authorised Signatories]


                               LETTER OF RENEWAL

From:                                        To:
[Handwritten]Information Management          The Manager/Senior Manager
Resources (India) Ltd.                       Canara Bank
No. 38/1, Naganathapura Village              Overseas Branch
Singasandra P.O. Bangalore 560068            28 M.G. Road
                                             Bangalore 560001
                                             (INDIA)


Dear Sirs,

          1. At our request you have granted us from time to time credit facilities against the securities and on the execution of documents/loan papers mentioned hereunder:

Nature of Credit Facility    Limit Rs.          Liability as on    Security                  Loan papers (with dates)
- ---------------------------  ----------         ---------------    --------                  -----------------------
[Handwritten:  FBE           200,000 Lakhs      14-06-96           Hypothecation of Export    Counter Indemnity
                                                265,07.202         Receivables                24.3.95

                                                                                              Power of Attorney
                                                                                              24.3.95
                                                                                              Hypothecation
                                                                                              agreement for receivables
                                                                                              6.3.95]

          2. At our request you have agreed to continue/continued to make available/renew the above credit limits and therefore, we hereby declare and confirm that all the documents/loan papers and securities referred to above shall remain in force and continue to remain in force and binding on us for all purposes and intents and further the security in lieu of the documents/loan papers are intact and shall continue to be available to the Bank at all times for the repayment of all the amounts due by us to the Bank.

          3. At our request you have agree to continue/continued to make available/renew the above credit facilities with reduced limits as under:
                                                                      [P.T.O.]

                                              For Information Management
                                                  Resources (I) Ltd.


                                                        /S/
                                               ----------------------
                                              [Authorised Signatories]

And therefore we hereby declare and confirm that all the documents/loan papers and securities referred to under para 1, above shall remain in force and continue to remain in force and binding on us for the reduced limit referred to above for all purposes and intents and further the security in terms of the documents/loan papers are intact and shall continue to be available to the bank at all times for the repayment of all the amounts due by us under the reduced limits referred to in para above to the Bank.

          3. At our request you have in addition to continuation/renewal of above limits agreed to grant/granted following additional limits in enhancement of the existing limits:




Nature of Additional limit    Additional limit    Total limits
- ----------------------------  ----------------  -----------------
[Handwritten:  FBE            Rs. 100.00 Lakhs  Rs. 300.00 Lakhs]


          4. We shall execute/have executed documents/loan papers separately pertaining to such enhanced limits and securing the liability arising out of such enhanced limits.

Date:   14-06-1996  [Handwritten]      For Information Management
Place:  Bangalore   [Handwritten]      Resources (I) Ltd.


                                                /S/
                                       ----------------------
                                       Authorized Signatory
                                       Signature of the Borrower

                           GUARANTEE COVERING LETTER
                           -------------------------


From:  Satish K. Sanan                 To:  The Manager/Senior Manager
       163 Wood Creek Drive                 Canara Bank
       Safety Harbor, Florida 34695         Overseas Branch
       U.S.A.                               Bangalore


Dear Sir:

     I/We enclose an agreement of guarantee duly executed by me/us informing you that I/We shall be responsible upto a limit of Rs. 200.00.000/0 (Rupees Two Hundred Lakhs Only) for any credit by way of loans, overdraft, discount of bills or otherwise extended to M/S Information Management Resources (India) Ltd. or the members of the said firm with or without co-obligation of others or any other kind of security.

     This is in addition to the guarantee already executed by me/us in this behalf and held by you.


                                     Yours faithfully,

                                     \S\Satish K. Sanan
                                     ------------------



Place:  Bangalore

Date:  6th March 1995

Encl:  Guarantee Agreement
______________________________________________________________________________
Note: Second para of this letter to be struck off under the signature of the guarantor/s, if it is not an additional guarantee.

                               [50 Rupees Paper]

                              GUARANTEE AGREEMENT
                              -------------------


     THIS AGREEMENT made on this day 6 - 3, 1995, between 1[Handwritten]/M/S
                                                                        ----
Information Management Resources (India) Ltd., No. 116, SDF IV, SEEPZ Andhere
- -----------------------------------------------------------------------------
(East) Bombay - 400 096.
- ------------------------

     2/hereinafter termed the Borrower 2 [Handwritten] Mr. Satish K. Sanan aged
                                                       ------------------------
48 years residing at 163 Wood Creek Drive, Safety Harbor, Florida 34695, U.S.A.
- -------------------------------------------------------------------------------

     3/herinafter termed the "Guarantor" and CANARA BANK, a body corporate constituted under the Banking Companies (Acquisition and Transfer of Undertakings) Act, 1970, Head Office at Jayachamarajendra Road, Bangalore and among others an office at [Handwritten] Overseas Branch, Bangalore and
                                        --------------------------
represented by their Manager and duly constituted Attorney. 3 [Handwritten] R.Y
                                                                            ---
Kamath
- ------

     hereinafter termed the "Bank" which expression shall be deemed to include their assigns successors and attorneys witnesseth.

     Whereas the Guarantor has requested the Bank to grant financial assistance to the Borrower by way of facilities, including guarantees subject to the specific condition that the Guarantor shall unconditionally guarantee the repayment of all amounts advanced and all liabilities guaranteed by the Bank as also all amounts which may be advanced and all guarantees which may be issued by the Bank from this day till the expiry of a period of six months of the actual service on the Bank of a specific notice of revocation in writing.

1.   Here enter name, parentage, age, profession and residence of Borrower.

2.   Here enter name, parentage, age, profession and residence of Guarantor.

3.   Here enter name of the authorised officer.

     And whereas in consideration of the Bank's agreeing to do so and in consideration of the Bank's agreeing at the request of the Guarantor not to require immediate payment of any amount now due from the Borrower to the Bank and in consideration of any sums which may hereafter be advanced by the Bank to the Borrower, and in consideration also of the Bank's hereafter granting financial accommodation to the Borrower by way of renewal of facilities from time to time at the discretion of the Bank without previous intimation to the Guarantor or such renewal the guarantor has agreed to guarantee payments of all amounts due by the Borrower to the Bank subject to the terms and conditions hereinafter setforth, and whereas the Bank has agreed thereto.

     THIS AGREEMENT WITNESSETH that in consideration of the premises the Guarantor both hereby agree to indemnity the Bank against all loss and to pay and satisfy to the Bank on demand the "General Balance" due from the Borrower and the expression "General Balance" shall be deemed to include all and every sum and sums of money, and the amount of interest at such rates as charged from time to time and claimed by the Bank, which are now or shall at any time to owing to the Bank in any of its offices on any account whatsoever whether from "Borrower" solely or from the Borrower jointly with any other or others in partnership or otherwise whether as principal or surety or otherwise and whether such liabilities have matured or not and whether they are absolute or contingent including all liabilities in respect of advances, guarantees, letter of credit, cheques, hundies, bills, notes, drafts, and their negotiable instruments, drawn, accepted, endorsed or guaranteed by the Borrower and in respect of interest at the rate agreed upon with quarterly rates, commissions and banking charges and in respect of all costs, charges, and expenses which the Bank may incur in paying any rent, rate, taxes, duties, calls, installments, legal and other professional charges or other outgoings whether for the insurances, repair, maintenance, management, realisation or otherwise in respect of any property, movable or immovable or any chattles actionable claims or scrip securities or title deeds pledged, mortgaged or assigned to or deposited with the Bank as security for the due payment and discharge of Borrower's liability to the Bank.

     PROVIDED always that the total liability ultimately enforceable against the guarantor under this agreement shall not exceed the sum of Rs. 200,00.000 (Rupees & Two hundred Lakhs only) and interest thereon at 9.25% p.a. above Reserve Bank of India rate with a minimum of 21.25% p.a. from the date of demand by the Bank upon the guarantor for payment and expenses, charges, etc., as debited in the account from time to time or at such other rate/s as may be specified by the Bank writing.

     NOTWITHSTANDING the Borrower's account or accounts with the Bank may be brought to credit or the credit given to the Borrower fully exhausted or exceeded howsoever the said financial accommodation be varied or changed or renewed from time to time notwithstanding any payments from time to time or any settlement of Accounts or payments in settlement of the balance that may be due from time to time, this guarantee shall to the extent aforesaid, be a continuing guarantee for payment of the ultimate balance to become due to the Bank by the Borrower, until the expiry of six months after a notice in writing of the revocation of the guarantee as hereinafter provided is received by the Bank.

     NOTWITHSTANDING the discontinuance of this Guarantee as to one or more of the Guarantors by revocation in writing as hereinafter provided or otherwise the guarantee is to remain a continuing guarantee as to the other or others.

     The liabilities of the Guarantors under these presents shall be construed as joint and several. This guarantee shall be continuing guarantee notwithstanding the death of any one or more of the Guarantors and shall be binding on the representatives and the estates of the deceased Guarantors until the expiry of six months after a notice in writing of revocation of the guarantee as hereinafter provided is received by the Bank.

     In case of discontinuance of the Guarantee as to one or more of the guarantors as aforesaid, the Bank shall be at liberty to open a fresh account or accounts with Borrower, and to appropriate thereto all payments subsequently made to the bank by him or others on his behalf and to allow such amounts to be subsequently drawn out by the Borrower, without prejudice to the liability of the guarantors under this guarantee unless the person paying in such amounts shall at the time direct the Bank in writing specially to appropriate the same to the old account.

     The Guarantor hereby consents to the Bank's making any variance that the Bank may think fit in the terms of the Bank's contract with the Borrower, to the Bank's determining, enlarging or varying any credit to the Borrower to the Bank's making any composition with the Borrower or promising to give the Borrower time or not to sue him and to the Bank's parting with any security the Bank may hold for the guaranteed debt. The guarantor also agrees that the Guarantor shall not be discharged from this liability by the Bank's releasing the Borrower or by any act or omission of the Bank legal consequence of which may be to discharge Borrower or by any act of the Bank which would, but for this present provision, be inconsistent with the Guarantor's rights as surety or by the Bank's omission to do any act which, but for this present provision, the Bank's duty to the Guarantor would have required the Bank to do. Though as between the Borrower and the Guarantor, the Guarantor is surety only, the guarantor agrees that as between the Bank and the Guarantor, the Guarantor is the principal debtor, jointly with the Borrower and accordingly the Guarantor shall not be entitled to any of the rights conferred as surety by Section 133, 134, 135, 139 and 141 or any other relevant provision of the Contract Act.

     If the borrower shall become insolvent or enter into any arrangement, or make any composition with his creditors the Bank may (notwithstanding payment to the Bank by the Guarantor or any other person of the whole or any part of the amount hereby guaranteed) to rank as creditor and prove against his estate for the full amounts of the Bank's claim, or agree to and accept any composition in respect of the same, and the Bank may and shall receive and retain the whole of the dividends composition or other payments thereon to the exclusion of all the rights of the Guarantor in computation with the Bank, until the Bank's claim is fully satisfied; and Guarantor shall not by paying off the sum guaranteed or any part thereof or upon any other ground, prove or claim to prove or respect of the sum guaranteed or any part thereof until the whole of the Bank's claim against the Borrower has been satisfied.

     Any account settled or stated by or between the Bank and the Borrower or admitted by him or on his behalf may be adduced by the Bank and shall in that case be accepted by the Guarantors and each of them and their respective representatives as conclusive evidence that the balance or amount thereby appearing is due fro the Borrower to the Bank.

     A certificate in writing under the hand of the Manager, Accountant or the Officer of the Bank stating the amount at any particular time due and payable to it under the guarantee shall be conclusive evidence as against the Guarantor, his representatives and estate.

     The guarantee shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security or guarantee now or hereafter to be held by the Bank.

     Any notice may be served on the Guarantor personally or by sending the same in a prepaid cover to the address registered with the Bank and when no such address is registered, to the last known place of address of the person to be served and a notice so sent shall be deemed to be served on the third day following that on which it is posted. Any notice revoking this guarantee by the Guarantor or his representatives in interest shall be in writing and shall come into operation only at the expiry of a period of six months after service of notice on the Bank. Since the advances are being made by the Bank on the basis of the representation made by the Guarantor that advances made within the notice period of six months shall also be covered by this guarantee , the Guarantor specifically contracts that he shall be liable for all advances which the Bank may make and other demands which the Bank may enter into with the Borrower during the notice period of six months provided herein.

     In these presents the singular number shall be deemed to include the plural. Whenever the Borrower/Guarantor is an individual it shall be deemed to include his heirs, administrators and assigns. Whenever the Borrower/Guarantor is a firm, limited company or other Corporation, Committee, association or unincorporated body the several expressions shall be deemed to include the members of the firm, limited company or other corporation or of any committee or association or unincorporated body ad the case may be, the expression 'Firm' shall be further deemed to include the members hereof whether the same be registered or not and the constitution thereof in whatsoever manner varied by death, insolvency, retirement or admission of members or otherwise such firm to include also all joint Hindu families carrying on business. This guarantee shall not be affected by any change in the constitution of the Bank, its successors or assigns, or by its absorption of or by its amalgamation with any other Bank or Banks.

     The guarantor hereby authorises the borrower herein to act as his agent to give acknowledgement of liability in respect of the "General Balance" due under this agreement from time to time. The Guarantor hereby declares that he is all times bound by such acknowledgements of liability given by their Borrower from time to time.

     IN WITNESS whereof the Borrower, the Guarantor and the Bank have hereunto affixed their hands the day and year above written at Bangalore.


     Borrower
     For Information Management
     Resources (I) Ltd.


     /s/ Satish Sanan                          /s/ Satish Sanan
     --------------------------                ----------------
     Director                                  Guarantor/s


     Bank:
     For Canara Bank


     /s/
     --------------------------

Overseas Branch
28, M.G. Road
Bangalore 560 001
India


OBB 147 CR 0308 95 MIS

1st March, 1995

M/s. Information Management Resources (India) Ltd.,
116-SDF,
SEEPZ,
Andheri - Bombay.
- ----------------

Dear Sirs,

SUB:  Your proposal for sanctioning of limits

REF:  Our letter OBB:CR:NEW:227:BAK dated 22.2.95.

      Further to our above letter we are glad to convey the detailed sanction in respect of the limits sought by you.

      The following limits have been sanctioned by our General Manager.

          FBE:                  Rs.200,00,000/= (Rupees Two Hundred Lakhs Only)

          Margin:               NIL

          Rate of Interest:     15% for NTP + USANCE 6.5% for PSCFC

          Usance Period:        Not to exceed 90 days

          Purpose:              For discounting bills drawn on IMRS-USA

          Bank guarantee:       Rs.30,00,000/= (Rupees Thirty Lakhs only)

          Margin:               25%

          Period:               Not to exceed two years excluding claim period.

          Purpose: For issue of Bank guarantee favouring Central Excise/Customs in lieu of Duty Payments, Financial Guarantees in favour of Govt./Semi-Govt. Department/Bodies.

      Kindly comply with the following:

      1.  Company should undertake not to avail any further facilities from SBI.

      2. Personal guarantee of Chairman, Mr. Satish K. Sanan should be made available for the above limits.

      3. Please furnish the particulars of the guarantor in the enclosed format.

      4. Please furnish an undertaking to the effect that the total post-shipment liability will not exceed Rs.200.00 lakhs at any time including liability with SBI.

      5.  The securities for the limits are

          i.    Hypothecation of receivables,

          ii.   IInd charge of the fixed assets financed by ICICI.

          iii. Personal guarantee of the Chairman of the Company Mr. Satish K. Sanan.

      6.  Please send us a copy of Project Report submitted by ICICI.

      7. Please inform us the exports made during the year 1993-94 and during this year till 28.2.95.

      Apart from the above, all other terms and conditions usually applicable to this kind of advance shall be complied with.

      This sanction is also subject to the following conditions:

      i. The Bank may revoke in part or in full or withdraw/stop financial assistance at any stage without any notice or giving any reason or any purpose whatsoever.

      ii. This sanction does not vest in any one rights to claim any damages against the Bank for any reasons whatsoever.

      Rate of interest is subject to upward revision from time to time.

      Please acknowledge.

      Yours faithfully,

      /s/ M.L.S. Iyengar


      M.L.S. IYENGAR
      Chief Manager

                            [Ten Rupees Stamp Paper]


                    AGREEMENT TO HYPOTHECATION OF BOOK DEBTS
                    ----------------------------------------

     The Canara Bank a body corporate constituted under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970 having is Head Office at 112, J.C. Road, Bangalore 560 002 and among other places having a branch office at Evenseas Bijanih Bangalore represented by K S [sic] hereinafter called "The
   ---------------------------               ---------
Bank" (which expression shall includes its successors and assigns), having at the request of Information Management Resources (I) Limited, a Company within the meaning of the Companies Act, 1956 (1 of 1956) and having its Registered Office at Unit No: 116, SDF IV, Seepz, Andhen (East), Bombay: 400 096 hereinafter calls the "Borrower" (which expression shall include its successors and assigns) agreed to grant accommodation to the Borrower by way of EDBFBE under a drawing limit of RS 200,00,000/- in the security of [sic] provided the Book debts of the Borrower are also hypothecated to the Bank as security for the FDB/FBE account and also the other accounts mentioned below; it is agreed as follows:

     1. The Borrower both hereby hypothecate and charge to the Bank by way of first charge all the book debts, outstandings, moneys receivable, claims and bills which are now due and owing or which may at any time hereafter during continuance of its security become due and owing to the borrower in the course of its business by any person, firm, company or by the Government or any local public body or authority (all of which are hereinafter, collectively referred to as the "said debts") as security for the repayment to the Bank at any time on demand of:

          a. All moneys which now are, or which at any time or times hereafter may become due and owing from the Borrower to the Bank either in the said Cash Credit Account of the Borrower with the Bank with the limit of Rs. 200,00,000/-
                                                                   ------------
which may be renewed from time to time or in any other amount and whether alone in partnership with any person, firm or company including moneys owing upon any cheques, promissory notes, or bill of exchange drawn, accepted or endorsed or discounted or purchased or paid at the request or on behalf or for credit of the Borrower either solely or jointly with another or others;

          b. All costs (between Attorney and Client), charges and expenses, which the Bank is entitled to recover under these persents or by law;

          c. An for the payment and discharge of all the Borrower's present and future indebtedness and liabilities to the Bank of any kind in any manner whether solely or jointly primary or collateral accrued or accruing with all relative interest, cost (between Attorney and client) charges and expenses.

          1A. The Borrower has furnished to the Bank, a list with particulars of the Bank debts, outstanding moneys receivable, claims and bills which are now due and owing. The Borrower also agrees to file similar particulars with the Bank, at such intervals as may be required by the Bank.

     2. That on any default of the Borrower in payment or demand of any money hereby secured or the performance of any obligation to the Bank under this or any other security or the occurrence of any circumstances in the opinion of the Bank prejudicing or endangering this or any other security the Bank shall be entitled at the Borrower's risk and expenses as Attorney for and in the name of the Borrower or otherwise (the Borrower hereby irrevocably appointing the Bank to be its Attorney) to take possession and/or appoint receivers of the said debts under this security give notices and demands to Borrowers and third parties liable thereof and to demand, sue for recover, receive and give receipts and discharges for the same and sell or realise by Public auction or private contract or otherwise dispose of all or any part of the said debts and enforce, compromise, submit to arbitration or deal in any manner with any of the said debts or claims under this security without being bound to exercise any of these powers or liable for any loss in the exercise thereof the borrower undertaking to transfer and deliver to the Bank all relative documents and papers and agreeing to accept the Bank's accounts or recept from realisation this security and to pay any shortfall or deficiency hereby shown.

     3. This security is to continue, notwithstanding the existence of a credit balance on said accounts at any time or any partial payments or any fluctuations of accounts.

     4. That nothing herein shall prejudice the Bank's right or remedies in respect of any present or future security, guarantees, obligation or decree for any indebtedness or liability of the Borrower to the Bank.

     5. All accounts rendered to the Borrower by the Bank shall be conclusive evidence both in and out of Court of all matters herein stated.

     6. The borrower agrees to execute on demand by the Bank such further documents as may be required by the Bank to vest the said debts or any of them in the Bank to render the same readily relisable or transferable by the Bank at the time.

     7. The Borrower also agrees that notwithstanding anything herein before contained the Bank shall not be bound to allow or to continue their Cash Credit Account or any other Account whether overdraft or current or loan or to grant the Borrower any financial or other facilities or accommodation to any extent or any time further than the Bank shall in its absolute discretion see fit to do.

     8. The Borrower hereby declares that the said debts shall always be their absolute property at their sole disposal and free from any prior charges or encumbrance and declares that nothing herein shall operate to prejudice the Bank's rights or remedies in respect of any present or further security, guarantee, obligation or decree for any indebtedness liability of the Borrower to the Bank.

     9. The security hereby constituted is to operate as a continuing security for all sums due or owing to the Bank at any time and in the event of the Borrower's current account loan or cash credit or any other account with the Bank running to a credit balance at any time the Bank's security hereunder shall still continue and the Borrower shall be liable for all sums due or continentally due on any account whatsoever.

     10. That the Borrower will not receive compound or release any of the said debts nor do anything whereby the recovery of the same may be impeded, delayed or prevented without the consent of the Bank and will keep proper books of account of its business and will at any time when required produce such books for the inspection of the bank and its officers and agents and allow it or them access thereto and to make copies of or extracts from the same.

     11. Any notice by way of request demand or otherwise hereunder may be given by the Bank to the Borrower or any of the individuals constituting the Borrower personally or may be left at the then or last known place of business or residence in the Indian Union of Borrower or any of such individuals or may be sent by post to the Borrower or any such individuals or may be send by post to the Borrower or any such individuals addressed as aforesaid and if sent by post it shall be deemed to have been given at the time when it would be delivered in due course of post and in proving such notice when given by post it shall be sufficient to prove that the envelope containing the notice was posted and a certificate signed by the Bank's Local Manager that the envelope was so posted shall be conclusive.

     12. It is expressly agreed and declared by the Borrower that in the event of the Borrower making a request to transfer the limits/outstanding liabilities to any other branch of the Bank for being availed and operated on the ground of convenience or for any other reason acceptable to the Bank and the Bank agrees to transfer the limits and/or grants further limits as per records and documents separately to be obtained for such further limits by the concerned branch/ex, the security created and to be created by way of hypothecation, pledge and equitable mortgage, etc., as the case may be in favour of the branch in which the account/s is/are maintained shall be available to the branch/es of the Bank to which such limits stand transferred for the repayment of the amounts now due and that may be due hereafter by the Borrower or by the Borrower jointly with others in any other account/s and the documents/records already created shall continue to be enforceable against the Borrower in all respects and for all purposes and intents the said documents records shall be taken as if they are executed by the Borrower in favour of the branch/es as to which limits stand transferred.

     13. The Borrower hereby declares and agrees that the finances provided from time to time in terms of this agreement shall be applied by the Borrower only for purposes as mentioned herein above and on part of it shall be applied by him/it for any other purpose or any other activity of the Borrower.

     14. The Borrower further declares and agrees that he/it shall not be entitled to dispose of all or any of its assets, rights or interest which result in the transfer of ownership or will have the effect of ultimately transferring its ownership to any other or others without the written consent of the Bank.

     15. The Borrower hereby further declares and agrees that he/it shall be deemed to have committed breach of this agreement among other conditions if the Borrower takes any steps on account of which diversion of funds at any time provided by the Bank is made by the Borrower and decision of the Bank in the matter whether there as been or is diversion of funds as stated herein is made or not shall be binding on the Borrower. "Further the borrower agrees that if the Bank suspect or has reason to believe that the borrower has violated or is violating this undertaking, the Bank may recall the loan amount or any part thereof at once notwithstanding anything to the contrary contained in this agreement or any other agreement."

     IN WITNESS WHEREOF the Company has caused its common seal to be affixed hereto on the day, month and year first above written


The common seal of Information    For Information Management Resources (I) Ltd.
Resources (I) Ltd. has been
hereunto affixed pursuant to      /s/ K.V. Sridharan
the resolution passed by its      Director
Board of Directors at their
meeting held on the 6th day of
March, 1995 in the presence of
Shri K.V. Sridharan, Director     For Information Management Resources (I) Ltd.
of the company, who has signed
these presents and subscribed     /s/ Janek C. Pandya
their signature hereto in token   Company Secretary and
thereof and Shri. Janak C.        Sr. Manager Finance
Pandya, Company Secretary and
Sr. Manager - Finance, who has
countersigned the same in token
thereof.

                                      -3-